                                                                [EX.-99.906CERT]



                           SECTION 906 CERTIFICATIONS


     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                              By:      /s/ Christopher O. Blunt
                                                       ------------------------
                                                       Christopher O. Blunt
                                                       President

                                              Date:    July 5, 2006

                           SECTION 906 CERTIFICATIONS


     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                            By:     /s/ Arphiela Arizmendi
                                    -------------------------------------
                                    Arphiela Arizmendi
                                    Treasurer and Principal Financial and
                                      Accounting Officer


                            Date:   July 5, 2006